Exhibit 99.1
REVISED FINANCIAL SUPPLEMENT
(Business Segment Reorganization)
SIX QUARTER TREND THROUGH 2Q11
AND FULL YEARS OF 2008-2010

JPMORGAN CHASE & CO. TABLE OF CONTENTS

Page(s)

Summary of Revisions	1

Business Detail
Line of Business Financial Highlights — Managed Basis	2

Retail Financial Services	3-4
Consumer & Business Banking	5
Mortgage Production and Servicing	6-7
Real Estate Portfolios	8-9

Card Services & Auto	10-13

Credit-Related Information	14-16

Non-GAAP Financial Measures	17

JPMORGAN CHASE & CO. Revised Financial Disclosure
JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) is furnishing this Current Report on Form 8-K to supplement financial disclosures related to changes to its business segments that became effective July 1, 2011. Commencing July 1, 2011, the Firm’s business segments have been reorganized as follows:
•	Auto and Student Lending transferred from the current Retail Financial Services reportable/operating segment and will be reported with Card Services & Auto in a single reportable/operating segment.

•	Retail Financial Services will continue as a reportable/operating segment, organized in two components: Consumer & Business Banking (formerly Retail Banking) and Mortgage Banking (including Mortgage Production and Servicing, and Real Estate Portfolios).
All prior period disclosures have been revised to conform with the current period presentation.
The chart below provides a mapping of the Firm’s prior reporting to the current presentation.

JPMORGAN CHASE & CO. LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS (in millions, except ratio data)

	QUARTERLY TRENDS						FULL YEAR
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q10	2010	2009	2008
TOTAL NET REVENUE (FTE)
Investment Bank (a)	$7,314	$8,233	$6,213	$5,353	$6,332	$8,319	$26,217	$28,109	$12,335
Retail Financial Services	7,142	5,466	7,699	6,814	6,964	6,970	28,447	29,797	21,155
Card Services & Auto	4,761	4,791	5,072	5,085	5,062	5,253	20,472	23,199	18,839
Commercial Banking	1,627	1,516	1,611	1,527	1,486	1,416	6,040	5,720	4,777
Treasury & Securities Services	1,932	1,840	1,913	1,831	1,881	1,756	7,381	7,344	8,134
Asset Management	2,537	2,406	2,613	2,172	2,068	2,131	8,984	7,965	7,584
Corporate/Private Equity (a)	2,097	1,539	1,601	1,553	1,820	2,327	7,301	6,513	(52)

TOTAL NET REVENUE	$27,410	$25,791	$26,722	$24,335	$25,613	$28,172	$104,842	$108,647	$72,772

TOTAL PRE-PROVISION PROFIT
Investment Bank (a)	$2,982	$3,217	$2,012	$1,649	$1,810	$3,481	$8,952	$12,708	$(1,509)
Retail Financial Services	1,871	566	3,228	2,644	3,019	3,073	11,964	14,285	10,278
Card Services & Auto	2,773	2,874	3,205	3,293	3,290	3,506	13,294	16,582	12,499
Commercial Banking	1,064	953	1,053	967	944	877	3,841	3,544	2,831
Treasury & Securities Services	479	463	443	421	482	431	1,777	2,066	2,911
Asset Management	743	746	836	684	663	689	2,872	2,492	2,286
Corporate/Private Equity (a)	656	977	(98)	279	774	(9)	946	4,618	(24)

TOTAL PRE-PROVISION PROFIT	$10,568	$9,796	$10,679	$9,937	$10,982	$12,048	$43,646	$56,295	$29,272

NET INCOME/(LOSS)
Investment Bank	$2,057	$2,370	$1,501	$1,286	$1,381	$2,471	$6,639	$6,899	$(1,175)
Retail Financial Services	383	(399)	459	716	849	(296)	1,728	(335)	703
Card Services & Auto	1,110	1,534	1,548	926	536	(138)	2,872	(1,793)	957
Commercial Banking	607	546	530	471	693	390	2,084	1,271	1,439
Treasury & Securities Services	333	316	257	251	292	279	1,079	1,226	1,767
Asset Management	439	466	507	420	391	392	1,710	1,430	1,357
Corporate/Private Equity (b)	502	722	29	348	653	228	1,258	3,030	557

TOTAL NET INCOME	$5,431	$5,555	$4,831	$4,418	$4,795	$3,326	$17,370	$11,728	$5,605

AVERAGE EQUITY (c)
Investment Bank	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000	$33,000	$26,098
Retail Financial Services	25,000	25,000	24,600	24,600	24,600	24,600	24,600	22,457	16,070
Card Services & Auto	16,000	16,000	18,400	18,400	18,400	18,400	18,400	17,543	17,267
Commercial Banking	8,000	8,000	8,000	8,000	8,000	8,000	8,000	8,000	7,251
Treasury & Securities Services	7,000	7,000	6,500	6,500	6,500	6,500	6,500	5,000	3,751
Asset Management	6,500	6,500	6,500	6,500	6,500	6,500	6,500	7,000	5,645
Corporate/Private Equity	71,577	66,915	62,812	59,962	55,069	52,094	57,520	52,903	53,034

TOTAL AVERAGE EQUITY	$174,077	$169,415	$166,812	$163,962	$159,069	$156,094	$161,520	$145,903	$129,116

RETURN ON EQUITY (c)
Investment Bank	21%	24%	15%	13%	14%	25%	17%	21	(5)%
Retail Financial Services	6	(6)	7	12	14	(5)	7	(1)	4
Card Services & Auto	28	39	33	20	12	(3)	16	(10)	6
Commercial Banking	30	28	26	23	35	20	26	16	20
Treasury & Securities Services	19	18	16	15	18	17	17	25	47
Asset Management	27	29	31	26	24	24	26	20	24
JPMORGAN CHASE	12	13	11	10	12	8	10	6	4

(a)	Corporate/Private Equity includes an adjustment to offset IB’s inclusion of a credit allocation income/(expense) to TSS in total net revenue; TSS reports the credit allocation as a separate line on its income statement (not within total net revenue).

(b)	Net income included an extraordinary gain of $76 million and $1.9 billion related to the Washington Mutual transaction for 2009 and 2008, respectively.

(c)	Equity for a line of business represents the amount the Firm believes the business would require if it were operating independently, incorporating sufficient capital to address regulatory capital requirements (including Basel III Tier 1 common capital requirements), economic risk measures, and capital levels for similarly rated peers. Capital is also allocated to each line of business for, among other things, goodwill and other intangibles associated with acquisitions effected by the line of business. ROE is measured and internal targets for expected returns are established as key measures of a business segment’s performance. Effective January 1, 2011, capital allocated to Card Services & Auto (“Card”) was reduced, largely reflecting runoff of the credit card portfolio and the improving risk profile of the business; capital allocated to Treasury & Securities Services was increased by $500 million, to $7.0 billion, reflecting growth in the underlying business. The Firm continues to assess the level of capital required for each line of business, as well as the assumptions and methodologies used to allocate capital to the business segments, and further refinements may be implemented in future periods.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS						FULL YEAR
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q10	2010	2009	2008
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$813	$736	$728	$743	$765	$825	$3,061	$3,897	$2,466
Asset management, administration and commissions	499	485	454	441	431	450	1,776	1,665	1,502
Mortgage fees and related income	1,100	(489)	1,609	705	886	655	3,855	3,794	3,621
Credit card income	572	537	524	502	479	450	1,955	1,634	939
Other income	131	111	128	143	166	143	580	424	217

Noninterest revenue	3,115	1,380	3,443	2,534	2,727	2,523	11,227	11,414	8,745
Net interest income	4,027	4,086	4,256	4,280	4,237	4,447	17,220	18,383	12,410

TOTAL NET REVENUE (a)	7,142	5,466	7,699	6,814	6,964	6,970	28,447	29,797	21,155

Provision for credit losses	994	1,199	2,418	1,397	1,545	3,559	8,919	14,754	9,033

NONINTEREST EXPENSE
Compensation expense	1,937	1,876	1,816	1,825	1,754	1,677	7,072	6,349	4,700
Noncompensation expense	3,274	2,964	2,587	2,276	2,122	2,150	9,135	8,834	5,781
Amortization of intangibles	60	60	68	69	69	70	276	329	396

TOTAL NONINTEREST EXPENSE	5,271	4,900	4,471	4,170	3,945	3,897	16,483	15,512	10,877

Income/(loss) before income tax expense/(benefit)	877	(633)	810	1,247	1,474	(486)	3,045	(469)	1,245
Income tax expense/(benefit)	494	(234)	351	531	625	(190)	1,317	(134)	542

NET INCOME/(LOSS)	$383	$(399)	$459	$716	$849	$(296)	$1,728	$(335)	$703

FINANCIAL RATIOS
ROE	6%	(6)%	7%	12%	14%	(5)%	7%	(1)%	4%
Overhead ratio	74	90	58	61	57	56	58	52	51
Overhead ratio excluding core deposit intangibles (b)	73	89	57	60	56	55	57	51	50

SELECTED BALANCE SHEET DATA (period-end)
Assets	$283,753	$289,336	$299,950	$300,913	$308,939	$314,222	$299,950	$322,185	$358,132
Loans:
Loans retained	241,127	247,128	253,904	260,647	267,959	276,588	253,904	280,246	312,063
Loans held-for-sale and loans at fair value (c)	13,558	12,234	14,863	13,032	12,350	8,974	14,863	12,920	8,174

Total loans	254,685	259,362	268,767	273,679	280,309	285,562	268,767	293,166	320,237
Deposits	378,371	379,605	369,925	363,295	359,112	361,607	369,925	356,614	359,823
Equity	25,000	25,000	24,600	24,600	24,600	24,600	24,600	22,457	22,457

SELECTED BALANCE SHEET DATA (average)
Assets	287,235	297,938	307,040	309,523	314,020	325,856	314,046	344,727	243,792
Loans:
Loans retained	244,030	250,443	257,500	264,467	272,934	281,011	268,902	296,959	202,208
Loans held-for-sale and loans at fair value (c)	14,613	17,519	18,877	15,571	12,627	14,455	15,395	16,236	14,560

Total loans	258,643	267,962	276,377	280,038	285,561	295,466	284,297	313,195	216,768
Deposits	378,932	371,787	367,032	361,668	361,156	356,120	361,525	366,996	257,784
Equity	25,000	25,000	24,600	24,600	24,600	24,600	24,600	22,457	16,070

Headcount	122,728	118,547	116,882	114,440	111,861	107,598	116,882	103,733	96,954

(a)	Total net revenue included tax-equivalent adjustments associated with tax-exempt loans to municipalities and other qualified entities of $1 million, $2 million, zero, $2 million, $3 million and $3 million for the quarters ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively, and $8 million, $9 million and $6 million for full year 2010, 2009 and 2008, respectively.

(b)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes Consumer & Business Banking’s CDI amortization expense related to prior business combination transactions of $60 million, $60 million, $68 million, $69 million, $69 million and $70 million for the quarters ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively, and $276 million, $328 million and $394 million for full year 2010, 2009 and 2008, respectively.

(c)	Loans at fair value consist of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. These loans totaled $13.3 billion, $12.0 billion, $14.7 billion, $12.6 billion, $12.2 billion, $8.4 billion, $12.5 billion and $8.0 billion at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and December 31, 2008, respectively. Average balances of these loans totaled $14.5 billion, $17.4 billion, $18.7 billion, $15.3 billion, $12.5 billion and $14.2 billion for the quarters ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively, and $15.2 billion, $15.8 billion and $14.2 billion for full year 2010, 2009 and 2008, respectively.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS						FULL YEAR
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q10	2010	2009	2008
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$1,069	$1,199	$1,970	$1,397	$1,591	$2,263	$7,221	$9,233	$4,263
Nonaccrual loans:
Nonaccrual loans retained	8,088	8,278	8,568	9,601	10,244	10,504	8,568	10,373	6,400
Nonaccrual loans held-for-sale and loans at fair value	142	150	145	166	176	217	145	234	236

Total nonaccrual loans (a)(b)(c)	8,230	8,428	8,713	9,767	10,420	10,721	8,713	10,607	6,636
Nonperforming assets (a)(b)(c)	9,175	9,632	9,999	11,155	11,625	11,851	9,999	11,761	8,819
Allowance for loan losses	15,479	15,554	15,554	15,106	15,106	15,154	15,554	13,734	8,177
Net charge-off rate (d)	1.76%	1.94%	3.04%	2.10%	2.34%	3.27%	2.69%	3.11%	2.11%
Net charge-off rate excluding purchased credit-impaired (“PCI”) loans (d)(e)	2.46	2.72	4.25	2.94	3.27	4.57	3.76	4.36	2.37
Allowance for loan losses to ending loans retained (d)	6.42	6.29	6.13	5.80	5.64	5.48	6.13	4.90	2.62
Allowance for loan losses to ending loans retained excluding PCI loans (d)(e)	6.12	6.02	5.86	6.61	6.44	6.26	5.86	6.11	3.66
Allowance for loan losses to nonaccrual loans retained (a)(d)(e)	130	128	124	128	120	118	124	117	128
Nonaccrual loans to total loans	3.23	3.25	3.24	3.57	3.72	3.75	3.24	3.62	2.07
Nonaccrual loans to total loans excluding PCI loans (a)	4.43	4.47	4.45	4.91	5.12	5.20	4.45	5.01	2.87

(a)	Excludes PCI loans that were acquired as part of the Washington Mutual transaction, which are accounted for on a pool basis. Since each pool is accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows, the past-due status of the pools, or that of the individual loans within the pools, is not meaningful. Because the Firm is recognizing interest income on each pool of loans, they are all considered to be performing.

(b)	Certain of these loans are classified as trading assets on the Consolidated Balance Sheets.

(c)	At June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and December 31, 2008, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $9.1 billion, $8.8 billion, $9.4 billion, $9.2 billion, $8.9 billion, $10.0 billion, $9.0 billion and $3.0 billion, respectively, that are 90 or more days past due; and (2) real estate owned insured by U.S. government agencies of $2.4 billion, $2.3 billion, $1.9 billion, $1.7 billion, $1.4 billion, $707 million, $579 million and $364 million, respectively. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(d)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the allowance coverage ratio and the net charge-off rate.

(e)	Excludes the impact of PCI loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. An allowance for loan losses of $4.9 billion, $4.9 billion, $4.9 billion, $2.8 billion, $2.8 billion, $2.8 billion and $1.6 billion was recorded for these loans at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, which has also been excluded from the applicable ratios. No allowance for loan losses was recorded for these loans at December 31, 2008. To date, no charge-offs have been recorded for these loans.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS						FULL YEAR
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q10	2010	2009	2008
CONSUMER & BUSINESS BANKING
Noninterest revenue	$1,889	$1,757	$1,716	$1,692	$1,689	$1,747	$6,844	$7,204	$5,001
Net interest income	2,706	2,659	2,693	2,744	2,712	2,735	10,884	10,864	7,704

Total net revenue	4,595	4,416	4,409	4,436	4,401	4,482	17,728	18,068	12,705
Provision for credit losses	42	119	69	173	160	228	630	1,176	466
Noninterest expense	2,713	2,799	2,676	2,798	2,640	2,603	10,717	10,421	7,307

Income before income tax expense	1,840	1,498	1,664	1,465	1,601	1,651	6,381	6,471	4,932

Net income	$1,098	$893	$952	$839	$916	$945	$3,652	$3,915	$2,971

Overhead ratio	59%	63%	61%	63%	60%	58%	60%	58%	58%
Overhead ratio excluding core deposit intangibles (a)	58	62	59	62	58	57	59	56	54

BUSINESS METRICS (in billions, except where otherwise noted)
Business banking origination volume (in millions)	$1,573	$1,425	$1,435	$1,126	$1,222	$905	$4,688	$2,299	$5,531
End-of-period loans owned	17.1	17.0	16.8	16.6	16.6	16.8	16.8	17.0	18.7
End-of-period deposits:
Checking	136.3	137.5	131.7	124.2	123.6	124.0	131.7	123.2	115.0
Savings	182.1	180.3	170.6	166.4	165.8	167.4	170.6	156.1	142.1
Time and other	42.0	44.0	46.0	48.9	50.6	53.3	46.0	58.2	89.3

Total end-of-period deposits	360.4	361.8	348.3	339.5	340.0	344.7	348.3	337.5	346.4
Average loans owned	17.1	16.9	16.6	16.6	16.7	17.6	16.9	18.0	16.9
Average deposits:
Checking	136.6	132.0	126.6	123.5	123.7	120.1	123.5	116.6	79.3
Savings	180.9	175.1	168.7	166.2	166.8	162.6	166.1	151.9	113.1
Time and other	43.0	45.0	47.5	49.9	51.6	55.8	51.2	76.5	53.4

Total average deposits	360.5	352.1	342.8	339.6	342.1	338.5	340.8	345.0	245.8
Deposit margin	2.83%	2.88%	2.96%	3.04%	3.01%	2.98%	3.00%	2.92%	2.87%
Average assets	$29.0	$29.4	$29.1	$28.5	$29.2	$30.4	$29.3	$29.8	$27.1

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	117	119	169	173	206	182	730	876	364
Net charge-off rate	2.74%	2.86%	4.04%	4.13%	4.95%	4.19%	4.32%	4.87%	2.15%
Nonperforming assets	$784	$822	$846	$913	$920	$872	$846	$839	$424

RETAIL BRANCH BUSINESS METRICS
Investment sales volume	6,334	6,584	6,069	5,798	5,756	5,956	23,579	21,784	17,640

Number of:
Branches	5,340	5,292	5,268	5,192	5,159	5,155	5,268	5,154	5,474
ATMs	16,443	16,265	16,145	15,815	15,654	15,549	16,145	15,406	14,568
Personal bankers	23,308	21,875	21,715	21,438	20,170	19,003	21,715	17,991	15,825
Sales specialists	7,630	7,336	7,196	7,123	6,785	6,315	7,196	5,912	5,661
Active online customers (in thousands)	18,085	18,318	17,744	17,167	16,584	16,208	17,744	15,424	11,710
Checking accounts (in thousands)	26,266	26,622	27,252	27,014	26,351	25,830	27,252	25,712	24,499

(a)	Consumer & Business Banking uses the overhead ratio (excluding the amortization of CDI), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes Consumer & Business Banking’s CDI amortization expense related to prior business combination transactions of $60 million, $60 million, $68 million, $69 million, $69 million and $70 million for the quarters ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively, and $276 million, $328 million and $394 million for full year 2010, 2009 and 2008, respectively.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS						FULL YEAR
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q10	2010	2009	2008
MORTGAGE PRODUCTION AND SERVICING
Noninterest revenue	$1,206	$(385)	$1,717	$821	$986	$744	$4,268	$4,236	$4,029
Net interest income	124	271	244	232	212	216	904	973	479

Total net revenue	1,330	(114)	1,961	1,053	1,198	960	5,172	5,209	4,508
Provision for credit losses	(2)	4	12	27	13	6	58	15	6
Noninterest expense	2,187	1,746	1,382	982	900	875	4,139	3,244	2,681

Income/(loss) before income tax expense/(benefit)	(855)	(1,864)	567	44	285	79	975	1,950	1,821

Net income/(loss)	$(649)	$(1,130)	$330	$25	$169	$45	$569	$1,199	$1,120

Overhead ratio	164%	NM %	70%	93%	75%	91%	80%	62%	59%

BUSINESS METRICS (in billions)
End-of-period loans owned:
Prime mortgage, including option ARMs (a)(b)	$14.3	$14.1	$14.2	$13.8	$13.2	$13.7	$14.2	$11.9	$6.5

Average loans owned:
Prime mortgage, including option ARMs (a)(c)	14.1	14.0	13.9	13.6	13.6	12.5	13.4	8.8	4.3

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries):
Prime mortgage, including option ARMs	(2)	4	12	10	13	6	41	14	5

Net charge-off/(recovery) rate:
Prime mortgage, including option ARMs (c)	(0.06)%	0.12%	0.35%	0.30%	0.39%	0.20%	0.31%	0.17%	0.13%

30+ day delinquency rate (b)(d)	3.30	3.21	3.44	3.40	3.22	2.89	3.44	2.89	4.49
Nonperforming assets (e)(f)	$662	$658	$729	$786	$731	$666	$729	$575	$608

(a)	Predominantly represents prime loans repurchased from Government National Mortgage Association (“Ginnie Mae”) pools, which are insured by U.S. government agencies.

(b)	End-of-period loans owned includes loans held-for-sale of $221 million, $188 million, $154 million, $428 million, $185 million, $558 million, $450 million and $206 million at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and December 31, 2008, respectively. These amounts are excluded when calculating the 30+ day delinquency rate.

(c)	Average loans owned includes loans held-for-sale of $76 million, $133 million, $185 million, $226 million, $114 million and $291 million for the quarters ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively, and $204 million, $388 million and $352 million for full year 2010, 2009 and 2008, respectively. No allowance for loan losses was recorded for these loans. These amounts are excluded when calculating the net charge-off rate.

(d)	Excludes mortgage loans insured by U.S. government agencies of $10.1 billion, $9.5 billion, $10.3 billion, $10.2 billion, $9.8 billion, $10.6 billion, $9.7 billion and $3.5 billion at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and December 31, 2008, respectively, that are 30 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(e)	At June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and December 31, 2008, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $9.1 billion, $8.8 billion, $9.4 billion, $9.2 billion, $8.9 billion, $10.0 billion, $9.0 billion and $3.0 billion, respectively, that are 90 or more days past due; and (2) real estate owned insured by U.S. government agencies of $2.4 billion, $2.3 billion, $1.9 billion, $1.7 billion, $1.4 billion, $707 million, $579 million and $364 million, respectively. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(f)	During the third quarter of 2010, $147 million of nonperforming assets pertaining to the second quarter of 2010 were reclassified from Real Estate Portfolios to Mortgage Production and Servicing.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in billions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS						FULL YEAR
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q10	2010	2009	2008
MORTGAGE PRODUCTION AND SERVICING (continued)
Origination volume:
Mortgage origination volume by channel
Retail	$20.7	$21.0	$22.9	$19.2	$15.3	$11.4	$68.8	$53.9	$41.1
Wholesale (a)	0.1	0.2	0.3	0.2	0.4	0.4	1.3	3.6	26.7
Correspondent (a)	10.3	13.5	25.5	19.1	14.7	16.0	75.3	81.0	58.2
CNT (negotiated transactions)	2.9	1.5	2.1	2.4	1.8	3.9	10.2	12.2	43.0

Total mortgage origination volume	34.0	36.2	50.8	40.9	32.2	31.7	155.6	150.7	169.0

Application volume:
Mortgage application volume by channel
Retail	33.6	31.3	32.4	34.6	27.8	20.3	115.1	90.9	89.1
Wholesale (a)	0.3	0.3	0.4	0.6	0.6	0.8	2.4	4.9	58.6
Correspondent (a)	14.9	13.6	24.9	30.7	23.5	18.2	97.3	110.8	86.9

Total mortgage application volume	48.8	45.2	57.7	65.9	51.9	39.3	214.8	206.6	234.6

Average mortgage loans held-for-sale and loans at fair value (b)	14.6	17.5	18.9	15.6	12.6	14.5	15.4	16.2	14.6
Average assets	58.1	61.4	62.7	58.5	54.5	55.3	57.8	51.3	37.4
Repurchase reserve (ending)	3.2	3.2	3.0	3.0	2.0	1.6	3.0	1.4	1.0
Third-party mortgage loans serviced (ending)	940.8	955.0	967.5	1,012.7	1,055.2	1,075.0	967.5	1,082.1	1,172.6
Third-party mortgage loans serviced (average)	947.0	958.7	981.7	1,028.6	1,063.7	1,076.4	1,037.6	1,119.1	774.9
MSR net carrying value (ending)	12.2	13.1	13.6	10.3	11.8	15.5	13.6	15.5	9.3
Ratio of MSR net carrying value (ending) to third-party mortgage loans serviced (ending)	1.30%	1.37%	1.41%	1.02%	1.12%	1.44%	1.41%	1.43%	0.79%
Ratio of annualized loan servicing revenue to third-party mortgage loans serviced (average)	0.43	0.45	0.46	0.44	0.45	0.42	0.44	0.44	0.42
MSR revenue multiple (c)	3.02x	3.04x	3.07x	2.32x	2.49x	3.43x	3.20x	3.25x	1.88x

SUPPLEMENTAL MORTGAGE FEES AND RELATED INCOME DETAILS (in millions)
Net production revenue:
Production revenue	$767	$679	$1,098	$1,233	$676	$433	$3,440	$2,115	$1,150
Repurchase losses	(223)	(420)	(349)	(1,464)	(667)	(432)	(2,912)	(1,612)	(252)

Net production revenue	544	259	749	(231)	9	1	528	503	898
Net mortgage servicing revenue:
Operating revenue:
Loan servicing revenue	1,011	1,052	1,129	1,153	1,186	1,107	4,575	4,942	3,258
Other changes in MSR asset fair value	(478)	(563)	(555)	(604)	(620)	(605)	(2,384)	(3,279)	(2,052)

Total operating revenue	533	489	574	549	566	502	2,191	1,663	1,206
Risk management:
Changes in MSR asset fair value due to inputs or assumptions in model	(960)	(751)	2,909	(1,497)	(3,584)	(96)	(2,268)	5,804	(6,849)
Derivative valuation adjustments and other	983	(486)	(2,623)	1,884	3,895	248	3,404	(4,176)	8,366

Total risk management	23	(1,237)	286	387	311	152	1,136	1,628	1,517

Total net mortgage servicing revenue	556	(748)	860	936	877	654	3,327	3,291	2,723

Mortgage fees and related income	$1,100	$(489)	$1,609	$705	$886	$655	$3,855	$3,794	$3,621

(a)	Includes rural housing loans sourced through brokers and correspondents, which are underwritten under Rural Housing Authority guidelines.

(b)	Loans at fair value consist of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. Average balances of these loans totaled $14.5 billion, $17.4 billion, $18.7 billion, $15.3 billion, $12.5 billion and $14.2 billion for the quarters ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively, and $15.2 billion, $15.8 billion and $14.2 billion for full year 2010, 2009 and 2008, respectively.

(c)	Represents the ratio of MSR net carrying value (ending) to third-party mortgage loans serviced (ending) divided by the ratio of annualized loan servicing revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS						FULL YEAR
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q10	2010	2009	2008
REAL ESTATE PORTFOLIOS
Noninterest revenue	$20	$8	$10	$21	$52	$32	$115	$(26)	$(285)
Net interest income	1,197	1,156	1,319	1,304	1,313	1,496	5,432	6,546	4,227

Total net revenue	1,217	1,164	1,329	1,325	1,365	1,528	5,547	6,520	3,942
Provision for credit losses	954	1,076	2,337	1,197	1,372	3,325	8,231	13,563	8,561
Noninterest expense	371	355	413	390	405	419	1,627	1,847	889

Income/(loss) before income tax expense/(benefit)	(108)	(267)	(1,421)	(262)	(412)	(2,216)	(4,311)	(8,890)	(5,508)

Net income/(loss)	$(66)	$(162)	$(823)	$(148)	$(236)	$(1,286)	$(2,493)	$(5,449)	$(3,388)

Overhead ratio	30%	30%	31%	29%	30%	27%	29%	28%	23%

BUSINESS METRICS (in billions)
LOANS EXCLUDING PCI LOANS (a)
End-of-period loans owned:
Home equity	$82.7	$85.3	$88.4	$91.7	$94.8	$97.7	$88.4	$101.4	$114.3
Prime mortgage, including option ARMs	47.0	48.5	49.8	51.3	53.1	55.4	49.8	56.0	67.7
Subprime mortgage	10.4	10.8	11.3	12.0	12.6	13.2	11.3	12.5	15.3
Other	0.8	0.8	0.8	0.9	1.0	1.0	0.8	0.7	0.9

Total end-of-period loans owned	140.9	145.4	150.3	155.9	161.5	167.3	150.3	170.6	198.2
Average loans owned:
Home equity	84.0	86.9	90.2	93.3	96.3	99.5	94.8	108.3	99.9
Prime mortgage, including option ARMs	47.6	49.3	50.7	52.2	54.3	56.6	53.4	62.3	43.0
Subprime mortgage	10.7	11.1	11.8	12.3	13.1	13.8	12.7	13.9	15.3
Other	0.8	0.8	0.9	1.0	1.0	1.1	1.0	0.8	0.9

Total average loans owned	143.1	148.1	153.6	158.8	164.7	171.0	161.9	185.3	159.1
PCI LOANS (a)
End-of-period loans owned:
Home equity	23.5	24.0	24.5	25.0	25.5	26.0	24.5	26.5	28.6
Prime mortgage	16.2	16.7	17.3	17.9	18.5	19.2	17.3	19.7	21.8
Subprime mortgage	5.2	5.3	5.4	5.5	5.6	5.8	5.4	6.0	6.8
Option ARMs	24.1	24.8	25.6	26.4	27.3	28.3	25.6	29.0	31.6

Total end-of-period loans owned	69.0	70.8	72.8	74.8	76.9	79.3	72.8	81.2	88.8
Average loans owned:
Home equity	23.7	24.2	24.7	25.2	25.7	26.2	25.5	27.6	7.1
Prime mortgage	16.5	17.0	17.6	18.2	18.8	19.5	18.5	20.8	5.4
Subprime mortgage	5.2	5.3	5.4	5.6	5.8	5.9	5.7	6.3	1.7
Option ARMs	24.4	25.1	25.9	26.7	27.7	28.6	27.2	30.5	8.0

Total average loans owned	69.8	71.6	73.6	75.7	78.0	80.2	76.9	85.2	22.2
TOTAL REAL ESTATE PORTFOLIOS
End-of-period loans owned:
Home equity	106.2	109.3	112.9	116.7	120.3	123.7	112.9	127.9	142.9
Prime mortgage, including option ARMs	87.3	90.0	92.7	95.6	98.9	102.9	92.7	104.7	121.1
Subprime mortgage	15.6	16.1	16.7	17.5	18.2	19.0	16.7	18.5	22.1
Other	0.8	0.8	0.8	0.9	1.0	1.0	0.8	0.7	0.9

Total end-of-period loans owned	209.9	216.2	223.1	230.7	238.4	246.6	223.1	251.8	287.0
Average loans owned:
Home equity	107.7	111.1	114.9	118.5	122.0	125.7	120.3	135.9	107.0
Prime mortgage, including option ARMs	88.5	91.4	94.2	97.1	100.8	104.7	99.1	113.6	56.4
Subprime mortgage	15.9	16.4	17.2	17.9	18.9	19.7	18.4	20.2	17.0
Other	0.8	0.8	0.9	1.0	1.0	1.1	1.0	0.8	0.9

Total average loans owned	212.9	219.7	227.2	234.5	242.7	251.2	238.8	270.5	181.3
Average assets	200.1	207.2	215.3	222.5	230.3	240.2	227.0	263.6	179.3
Home equity origination volume	0.3	0.2	0.3	0.3	0.3	0.3	1.2	2.4	16.3

(a)	PCI loans represent loans acquired in the Washington Mutual transaction for which a deterioration in credit quality occurred between the origination date and JPMorgan Chase’s acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the underlying loans are contractually past due.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS						FULL YEAR
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q10	2010	2009	2008
REAL ESTATE PORTFOLIOS (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs excluding PCI loans (a)(b)
Home equity	$592	$720	$792	$730	$796	$1,126	$3,444	$4,682	$2,391
Prime mortgage, including option ARMs	198	161	558	266	273	476	1,573	1,935	521
Subprime mortgage	156	186	429	206	282	457	1,374	1,648	933
Other	8	9	10	12	21	16	59	78	49

Total net charge-offs	954	1,076	1,789	1,214	1,372	2,075	6,450	8,343	3,894
Net charge-off rate excluding PCI loans (a)(b)
Home equity	2.83%	3.36%	3.48%	3.10%	3.32%	4.59%	3.63%	4.32%	2.39%
Prime mortgage, including option ARMs	1.67	1.32	4.37	2.02	2.02	3.41	2.95	3.11	1.21
Subprime mortgage	5.85	6.80	14.42	6.64	8.63	13.43	10.82	11.86	6.10
Other	4.01	4.56	4.41	4.76	8.42	5.90	5.90	9.75	5.44
Total net charge-off rate excluding PCI loans	2.67	2.95	4.62	3.03	3.34	4.92	3.98	4.50	2.45
Net charge-off rate — reported
Home equity	2.20	2.63	2.73	2.44	2.62	3.63	2.86	3.45	2.23
Prime mortgage, including option ARMs	0.90	0.71	2.35	1.09	1.09	1.84	1.59	1.70	0.92
Subprime mortgage	3.94	4.60	9.90	4.57	5.98	9.41	7.47	8.16	5.49
Other	4.01	4.56	4.41	4.76	8.42	5.90	5.90	9.75	5.44
Total net charge-off rate — reported	1.80	1.99	3.12	2.05	2.27	3.35	2.70	3.08	2.15

30+ day delinquency rate excluding PCI loans (c)	5.98	6.22	6.45	6.77	6.88	7.28	6.45	7.73	4.97
Allowance for loan losses	$14,659	$14,659	$14,659	$14,111	$14,127	$14,127	$14,659	$12,752	$7,510
Nonperforming assets (d)(e)	7,729	8,152	8,424	9,456	9,974	10,313	8,424	10,347	7,787
Allowance for loan losses to ending loans retained	6.98%	6.78%	6.57%	6.12%	5.93%	5.73%	6.57%	5.06%	2.62%
Allowance for loan losses to ending loans retained excluding PCI loans (a)	6.90	6.68	6.47	7.25	7.01	6.76	6.47	6.55	3.79

(a)	Excludes the impact of PCI loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. An allowance for loan losses of $4.9 billion, $4.9 billion, $4.9 billion, $2.8 billion, $2.8 billion, $2.8 billion and $1.6 billion was recorded for these loans at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, which has also been excluded from the applicable ratios. No allowance for loan losses was recorded for these loans at December 31, 2008. To date, no charge-offs have been recorded for these loans.

(b)	Net charge-offs and net charge-off rates for the fourth quarter of 2010 include the effect of $632 million of charge-offs related to an adjustment of the estimated net realizable value of the collateral underlying delinquent residential home loans. Excluding this adjustment, net charge-offs for the fourth quarter of 2010 were $725 million, $240 million and $182 million for the home equity, prime mortgage including option ARMs and subprime mortgage portfolios, respectively. Net charge-off rates excluding this adjustment and excluding PCI loans were 3.19%, 1.88% and 6.12% for the home equity, prime mortgage including option ARMs and subprime mortgage portfolios, respectively.

(c)	The delinquency rate for PCI loans was 26.20%, 27.36%, 28.20%, 28.07%, 27.91%, 28.49%, 27.62% and 17.89% at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and December 31, 2008, respectively.

(d)	Excludes PCI loans that were acquired as part of the Washington Mutual transaction, which are accounted for on a pool basis. Since each pool is accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows, the past-due status of the pools, or that of the individual loans within the pools, is not meaningful. Because the Firm is recognizing interest income on each pool of loans, they are all considered to be performing.

(e)	During the third quarter of 2010, $147 million of nonperforming assets pertaining to the second quarter of 2010 were reclassified from Real Estate Portfolios to Mortgage Production and Servicing.

JPMORGAN CHASE & CO. CARD SERVICES & AUTO FINANCIAL HIGHLIGHTS (in millions, except ratio data and headcount)

	QUARTERLY TRENDS						FULL YEAR
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q10	2010	2009	2008

INCOME STATEMENT (a)(b)
REVENUE
Credit card income	$1,123	$898	$928	$864	$909	$813	$3,514	$3,613	$2,768
All other income (c)	183	149	177	196	217	174	764	93	561

Noninterest revenue	1,306	1,047	1,105	1,060	1,126	987	4,278	3,706	3,329
Net interest income	3,455	3,744	3,967	4,025	3,936	4,266	16,194	19,493	15,510

TOTAL NET REVENUE (d)	4,761	4,791	5,072	5,085	5,062	5,253	20,472	23,199	18,839

Provision for credit losses	944	353	709	1,784	2,391	3,686	8,570	19,648	10,931

NONINTEREST EXPENSE
Compensation expense	448	459	407	406	415	423	1,651	1,739	1,495
Noncompensation expense	1,436	1,352	1,346	1,280	1,233	1,201	5,060	4,362	4,187
Amortization of intangibles	104	106	114	106	124	123	467	516	658

TOTAL NONINTEREST EXPENSE	1,988	1,917	1,867	1,792	1,772	1,747	7,178	6,617	6,340

Income/(loss) before income tax expense/(benefit)	1,829	2,521	2,496	1,509	899	(180)	4,724	(3,066)	1,568
Income tax expense/(benefit)	719	987	948	583	363	(42)	1,852	(1,273)	611

NET INCOME/(LOSS)	$1,110	$1,534	$1,548	$926	$536	$(138)	$2,872	$(1,793)	$957

Memo: Net securitization income/(loss)	NA	NA	NA	NA	NA	NA	NA	$(474)	$(183)

FINANCIAL RATIOS (a)(b)
ROE	28%	39%	33%	20%	12%	(3)%	16%	(10)%	6%
Overhead ratio	42	40	37	35	35	33	35	29	34

SELECTED BALANCE SHEET DATA (period-end) (a)
Loans:
Credit card	$125,523	$128,803	$137,676	$136,436	$142,994	$149,260	$137,676	$78,786	$104,746
Auto	46,796	47,411	48,367	48,186	47,548	47,381	48,367	46,031	42,603
Student	14,003	14,288	14,454	14,687	15,071	17,355	14,454	15,747	15,942

Total loans on balance sheets	186,322	190,502	200,497	199,309	205,613	213,996	200,497	140,564	163,291
Securitized credit card loans (b)	NA	NA	NA	NA	NA	NA	NA	84,626	85,571

Total loans (e)	186,322	190,502	200,497	199,309	205,613	213,996	200,497	225,190	248,862
Equity	16,000	16,000	18,400	18,400	18,400	18,400	18,400	17,543	17,543

SELECTED BALANCE SHEET DATA (average) (a)
Total assets	$198,044	$204,441	$205,286	$207,474	$214,702	$224,979	$213,041	$255,519	$234,361
Loans:
Credit card	125,038	132,537	135,585	140,059	146,302	155,790	144,367	87,029	83,293
Auto	46,966	47,690	48,347	47,726	47,455	46,867	47,603	43,558	43,757
Student	14,135	14,410	14,566	14,824	16,718	17,719	15,945	16,108	13,614

Total loans on balance sheets	186,139	194,637	198,498	202,609	210,475	220,376	207,915	146,695	140,664
Securitized credit card loans (b)	NA	NA	NA	NA	NA	NA	NA	85,378	79,566

Total loans (f)	186,139	194,637	198,498	202,609	210,475	220,376	207,915	232,073	220,230
Equity	16,000	16,000	18,400	18,400	18,400	18,400	18,400	17,543	17,267

Headcount (g)	26,874	26,777	25,733	26,382	26,547	27,496	25,733	27,914	29,078

(a)	Effective January 1, 2011, the commercial card business that was previously in TSS was transferred to Card. There is no material impact on the financial data; prior-year periods were not revised. The commercial card portfolio is excluded from business metrics and supplemental information where noted.

(b)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. For further details regarding the Firm’s application and impact of the new guidance, see note (a) on page 17.

(c)	Includes the impact of revenue sharing agreements with other JPMorgan Chase business segments. For periods prior to January 1, 2010, also includes net securitization income/(loss).

(d)	Total net revenue included tax-equivalent adjustments associated with tax-exempt loans to certain qualified entities of $1 million, $1 million, $1 million, $2 million, $2 million and $2 million for the quarters ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively, and $7 million, $13 million and $17 million for full year 2010, 2009 and 2008, respectively.

(e)	Total period-end loans include loans held-for-sale of $4.0 billion, $2.2 billion, $39 million, $249 million, $2.3 billion, $1.7 billion and $1.8 billion at March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and December 31, 2008, respectively. There were no loans held-for-sale at June 30, 2011. No allowance for loan losses was recorded for these loans. Loans held-for-sale are excluded when calculating the allowance for loan losses to period-end loans and delinquency rates.

(f)	Total average loans include loans held-for-sale of $276 million, $3.0 billion, $593 million, $112 million, $1.8 billion, and $2.6 billion for the quarters ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, and March 31, 2010, respectively, and $1.3 billion, $1.8 billion and $2.5 billion for full year 2010, 2009 and 2008, respectively. These amounts are excluded when calculating the net charge-off rate.

(g)	Headcount includes 1,274 employees related to the transfer of the commercial card business from TSS to Card in the first quarter of 2011.

NA:	Not applicable

JPMORGAN CHASE & CO. CARD SERVICES & AUTO FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS						FULL YEAR
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q10	2010	2009	2008
CREDIT DATA AND QUALITY STATISTICS (a)(b)
Net charge-offs
Card	$1,810	$2,226	$2,671	$3,133	$3,721	$4,512	$14,037	$16,077	$8,159
Auto	19	47	71	67	58	102	298	627	568
Student	135	80	118	84	112	73	387	253	46

Total net charge-offs	1,964	2,353	2,860	3,284	3,891	4,687	14,722	16,957	8,773
Net charge-off rate (c)
Card (d)	5.82%	6.97%	7.85%	8.87%	10.20%	11.75%	9.73%	9.33%	5.01%
Auto	0.16	0.40	0.58	0.56	0.49	0.88	0.63	1.44	1.30
Student (e)	3.83	2.25	3.22	2.27	3.01	1.96	2.61	1.77	0.41
Total net charge-off rate	4.24	4.98	5.73	6.43	7.48	8.73	7.12	7.37	4.03
Delinquency rates (c)
30+ day delinquency rate
Card (f)	2.98	3.57	4.14	4.57	4.96	5.62	4.14	6.28	4.97
Auto	0.98	0.97	1.22	0.97	0.94	1.08	1.22	1.63	2.26
Student (g)(h)	1.70	2.01	1.53	1.77	1.43	1.74	1.53	1.50	0.63
Total 30+ day deliquency rate	2.38	2.79	3.23	3.49	3.77	4.33	3.23	5.02	4.26
90+ day delinquency rate — Card (f)	1.55	1.93	2.25	2.41	2.76	3.15	2.25	3.59	2.34

Nonperforming assets (i)	$233	$275	$269	$268	$285	$343	$269	$340	$262
Allowance for loan losses
Card (j)	8,042	9,041	11,034	13,029	14,524	16,032	11,034	9,672	7,692
Auto and Student	879	899	899	1,048	1,046	1,046	899	1,042	741

Total allowance for loan losses	8,921	9,940	11,933	14,077	15,570	17,078	11,933	10,714	8,433
Allowance for loan losses to period-end loans
Card (f)(j)(k)	6.41%	7.24%	8.14%	9.55%	10.16%	10.74%	8.14%	12.28%	7.34%
Auto and Student (g)	1.45	1.46	1.43	1.67	1.68	1.68	1.43	1.73	1.31
Total allowance for loan losses to period-end loans	4.79	5.33	6.02	7.06	7.58	8.07	6.02	7.72	5.22

BUSINESS METRICS
Card, excluding Commercial Card (a)
Sales volume (in billions)	$85.5	$77.5	$85.9	$79.6	$78.1	$69.4	$313.0	$294.1	$298.5
New accounts opened	2.0	2.6	3.4	2.7	2.7	2.5	11.3	10.2	14.9
Open accounts	65.4 (m)	91.9	90.7	89.0	88.9	88.9	90.7	93.3	109.5
Merchant Services (l)
Bank card volume (in billions)	$137.3	$125.7	$127.2	$117.0	$117.1	$108.0	$469.3	$409.7	$713.9
Total transactions (in billions)	5.9	5.6	5.6	5.2	5.0	4.7	20.5	18.0	21.4
Auto and Student
Origination volume (in billions)
Auto	$5.4	$4.8	$4.8	$6.1	$5.8	$6.3	$23.0	$23.7	$19.4
Student	—	0.1	—	0.2	0.1	1.6	1.9	4.2	6.9

(a)	Effective January 1, 2011, the commercial card business that was previously in TSS was transferred to Card. There is no material impact on the financial data; prior-year periods were not revised. The commercial card portfolio is excluded from business metrics and supplemental information where noted.

(b)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. For further details regarding the Firm’s application and impact of the new guidance, see note (a) on page 17.

(c)	Results reflect the impact of fair value accounting adjustments related to the Washington Mutual transaction and the consolidation of the Washington Mutual Master Trust (“WMMT”) in the second quarter of 2009. Periods after the first quarter of 2010 were not affected.

(d)	Average loans included loans held-for-sale of $276 million, $3.0 billion and $586 million for the quarters ended June 30, 2011, March 31, 2011 and December 31, 2010, respectively, and $148 million for full year 2010. There were no loans held-for-sale for all other periods. These amounts are excluded when calculating the net charge-off rate. The net charge-off rate including loans held-for-sale, which is a non-GAAP financial measure, was 5.81%, 6.81% and 7.82% for the quarters ended June 30, 2011, March 31, 2011 and December 31, 2010, respectively, and 9.72% for full year 2010.

(e)	Average loans included loans held-for-sale of $7 million, $112 million, $1.8 billion and $2.6 billion for the quarters ended December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively, and $1.1 billion, $1.8 billion and $2.5 billion for full year 2010, 2009 and 2008, respectively. There were no loans held-for-sale for all other periods. These amounts are excluded when calculating the net charge-off rate.

(f)	Period-end loans included loans held-for-sale of $4.0 billion and $2.2 billion at March 31, 2011 and December 31, 2010, respectively. There were no loans held-for-sale for all other periods. No allowance for loan losses was recorded for these loans. Loans held-for-sale are excluded when calculating the allowance for loan losses to period-end loans and delinquency rates. The 30+ day delinquency rate including loans held-for-sale, which is a non-GAAP financial measure, was 3.55% and 4.07% at March 31, 2011 and December 31, 2010, respectively. The 90+ day delinquency rate including loans held-for-sale, which is a non-GAAP financial measure, was 1.92% and 2.22% at March 31, 2011 and December 31, 2010, respectively.

(g)	Period-end loans included loans held-for-sale of $39 million, $249 million, $2.3 billion, $1.7 billion and $1.8 billion at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and December 31, 2008, respectively. There were no loans held-for sale for all other periods. These amounts are excluded when calculating the allowance for loan losses to period-end loans and the 30+ day delinquency rate.

(h)	Excludes student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $968 million, $1.0 billion, $1.1 billion, $1.0 billion, $988 million, $965 million, $942 million and $824 million at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and December 31, 2008, respectively, that are 30 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(i)	At June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and December 31, 2008, nonperforming assets excluded student loans insured by U.S. government agencies under the FFELP of $558 million, $615 million, $625 million, $572 million, $447 million, $581 million, $542 million and $437 million, respectively, that are 90 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(j)	Based on loans on the Consolidated Balance Sheets.

(k)	Includes $1.0 billion of loans at December 31, 2009, held by the WMMT, which were consolidated onto the Card balance sheet at fair value during the second quarter of 2009. No allowance for loan losses was recorded for these loans as of December 31, 2009. Excluding these loans, the allowance for loan losses to period-end loans was 12.43% as of December 31, 2009.

(l)	The Chase Paymentech Solutions joint venture was dissolved effective November 1, 2008. JPMorgan Chase retained approximately 51% of the business and operates the business under the name Chase Paymentech Solutions. For the period January 1 through October 31, 2008, the data presented represents activity for the Chase Paymentech Solutions joint venture, and for the period November 1, 2008 through June 30, 2011, the data presented represents activity for Chase Paymentech Solutions.

(m)	Reflects the impact of portfolio sales in the second quarter of 2011.

JPMORGAN CHASE & CO. CARD SERVICES & AUTO FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS						FULL YEAR
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q10	2010	2009	2008
SUPPLEMENTAL INFORMATION (a)(b)
Card, excluding Washington Mutual portfolio
Loans (period-end)	$113,766	$116,395	$123,943	$121,932	$127,379	$132,056	$123,943	$143,759	$162,067
Average loans	112,984	119,411	121,493	124,933	129,847	137,183	128,312	148,765	155,895
Net interest income (c)	8.60%	9.09%	9.16%	8.98%	8.47%	8.86%	8.86%	8.97%	8.16%
Net revenue (c)	12.01	11.57	11.78	11.33	10.91	10.90	11.22	10.63	9.81
Risk adjusted margin (c)(d)	8.71	10.28	10.26	6.76	4.21	2.43	5.81	1.39	3.93
Net charge-off rate (e)	5.22	6.13	7.08	8.06	9.02	10.54	8.72	8.45	4.92
30+ day delinquency rate	2.71	3.22	3.66	4.13	4.48	4.99	3.66	5.52	4.36
90+ day delinquency rate	1.41	1.71	1.98	2.16	2.47	2.74	1.98	3.13	2.09

Card, excluding Washington Mutual and Commercial Card portfolios
Loans (period-end)	$112,366	$115,016	$123,943	$121,932	$127,379	$132,056	$123,943	$143,759	$162,067
Average loans	111,641	118,145	121,493	124,933	129,847	137,183	128,312	148,765	155,895
Net interest income (c)	8.77%	9.25%	9.16%	8.98%	8.47%	8.86%	8.86%	8.97%	8.16%
Net revenue (c)	11.95	11.51	11.78	11.33	10.91	10.90	11.22	10.63	9.81
Risk adjusted margin (c)(d)	8.61	10.21	10.26	6.76	4.21	2.43	5.81	1.39	3.93
Net charge-off rate (e)	5.28	6.20	7.08	8.06	9.02	10.54	8.72	8.45	4.92
30+ day delinquency rate	2.73	3.25	3.66	4.13	4.48	4.99	3.66	5.52	4.36
90+ day delinquency rate	1.42	1.73	1.98	2.16	2.47	2.74	1.98	3.13	2.09

(a)	Effective January 1, 2011, the commercial card business that was previously in TSS was transferred to Card. There is no material impact on the financial data; prior-year periods were not revised. The commercial card portfolio is excluded from business metrics and supplemental information where noted.

(b)	Supplemental information is provided for Card, excluding Washington Mutual and Commercial Card portfolios and including loans held-for-sale, which are non-GAAP financial measures, to provide more meaningful measures that enable comparability with prior periods.

(c)	As a percentage of average loans.

(d)	Represents total net revenue less provision for credit losses.

(e)	Total average loans include loans held-for-sale of $276 million, $3.0 billion and $586 million for the quarters ended June 30, 2011, March 31, 2011 and December 31, 2010, respectively, and $148 million for full year 2010, and are included when calculating the net charge-off rate. There were no loans held-for-sale for all other periods.

JPMORGAN CHASE & CO. CARD SERVICES & AUTO — RECONCILIATION FROM REPORTED TO MANAGED SUMMARY (a) FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS						FULL YEAR
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q10	2010	2009	2008

INCOME STATEMENT DATA
Credit card income
Reported	$1,123	$898	$928	$864	$909	$813	$3,514	$5,107	$6,082
Securitization adjustments (a)	NA	NA	NA	NA	NA	NA	NA	(1,494)	(3,314)

Managed credit card income	$1,123	$898	$928	$864	$909	$813	$3,514	$3,613	$2,768

Net interest income
Reported	$3,454	$3,743	$3,966	$4,023	$3,934	$4,264	$16,187	$11,543	$8,576
Securitization adjustments (a)	NA	NA	NA	NA	NA	NA	NA	7,937	6,917
Fully tax-equivalent adjustments	1	1	1	2	2	2	7	13	17

Managed net interest income	$3,455	$3,744	$3,967	$4,025	$3,936	$4,266	$16,194	$19,493	$15,510

Total net revenue
Reported	$4,760	$4,790	$5,071	$5,083	$5,060	$5,251	$20,465	$16,743	$15,219
Securitization adjustments (a)	NA	NA	NA	NA	NA	NA	NA	6,443	3,603
Fully tax-equivalent adjustments	1	1	1	2	2	2	7	13	17

Managed total net revenue	$4,761	$4,791	$5,072	$5,085	$5,062	$5,253	$20,472	$23,199	$18,839

Provision for credit losses
Reported	$944	$353	$709	$1,784	$2,391	$3,686	$8,570	$13,205	$7,328
Securitization adjustments (a)	NA	NA	NA	NA	NA	NA	NA	6,443	3,603

Managed provision for credit losses	$944	$353	$709	$1,784	$2,391	$3,686	$8,570	$19,648	$10,931

Income tax expense/(benefit)
Reported	$718	$986	$947	$581	$361	$(44)	$1,845	$(1,286)	$594
Fully tax-equivalent adjustments	1	1	1	2	2	2	7	13	17

Managed income tax expense/(benefit)	$719	$987	$948	$583	$363	$(42)	$1,852	$(1,273)	$611

BALANCE SHEETS — AVERAGE BALANCES
Total average assets
Reported	$198,044	$204,441	$205,286	$207,474	$214,702	$224,979	$213,041	$173,286	$157,457
Securitization adjustments (a)	NA	NA	NA	NA	NA	NA	NA	82,233	76,904

Managed average assets	$198,044	$204,441	$205,286	$207,474	$214,702	$224,979	$213,041	$255,519	$234,361

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs
Reported	$1,964	$2,353	$2,860	$3,284	$3,891	$4,687	$14,722	$10,514	$5,170
Securitization adjustments (a)	NA	NA	NA	NA	NA	NA	NA	6,443	3,603

Managed net charge-offs	$1,964	$2,353	$2,860	$3,284	$3,891	$4,687	$14,722	$16,957	$8,773

Net charge-off rates
Reported	4.24%	4.98%	5.73%	6.43%	7.48%	8.73%	7.12%	7.26%	3.74%
Securitized (a)	NA	NA	NA	NA	NA	NA	NA	7.55	4.53
Managed net charge-off rate	4.24	4.98	5.73	6.43	7.48	8.73	7.12	7.37	4.03

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are equivalent for periods beginning after January 1, 2010. For further details regarding the Firm’s application and impact of the new guidance, as well as additional information on managed basis, see note (a) on page 17.

NA: Not applicable.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions, except ratio data)

	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Dec 31
	2011	2011	2010	2010	2010	2010	2009	2008
NONPERFORMING ASSETS AND RATIOS
Wholesale
Loans retained	$3,362	$4,578	$5,510	$5,231	$5,285	$5,895	$6,559	$2,350
Loans held-for-sale and loans at fair value	214	289	496	409	375	331	345	32

Total wholesale loans	3,576	4,867	6,006	5,640	5,660	6,226	6,904	2,382

Consumer, excluding credit card
Home equity	1,308	1,263	1,263	1,251	1,211	1,427	1,665	1,394
Prime mortgage, including option ARMs	4,024	4,166	4,320	4,857	5,062	4,927	4,667	1,905
Subprime mortgage	2,058	2,106	2,210	2,649	3,115	3,331	3,248	2,690
Auto	111	120	141	145	155	174	177	148
Business banking	770	810	832	895	905	859	826	417
Student and other	79	107	67	64	68	103	74	13

Total consumer, excluding credit card	8,350	8,572	8,833	9,861	10,516	10,821	10,657	6,567

Total credit card	2	2	2	2	3	3	3	4

Total consumer nonaccrual loans (a)(b)	8,352	8,574	8,835	9,863	10,519	10,824	10,660	6,571

Total nonaccrual loans (c)	11,928	13,441	14,841	15,503	16,179	17,050	17,564	8,953

Derivative receivables	22	21	34	255	315	363	529	1,079
Assets acquired in loan satisfactions	1,290	1,524	1,682	1,898	1,662	1,606	1,648	2,682

Total nonperforming assets (a)	13,240	14,986	16,557	17,656	18,156	19,019	19,741	12,714
Wholesale lending-related commitments (d)	793	895	1,005	1,344	1,195	1,552	1,577	233

Total (a)	$14,033	$15,881	$17,562	$19,000	$19,351	$20,571	$21,318	$12,947

Total nonaccrual loans to total loans	1.73%	1.96%	2.14%	2.25%	2.31%	2.39%	2.77%	1.20%
Total wholesale nonaccrual loans to total wholesale loans	1.44	2.06	2.64	2.56	2.61	2.91	3.38	0.91
Total consumer, excluding credit card nonaccrual loans to total consumer, excluding credit card loans	2.65	2.67	2.70	2.96	3.10	3.09	3.04	1.74

NONPERFORMING ASSETS BY LOB
Investment Bank	$1,788	$2,741	$3,770	$2,789	$2,726	$3,289	$4,236	$2,501
Retail Financial Services (b)	9,033	9,482	9,854	10,989	11,449	11,634	11,527	8,583
Card Services & Auto	233	275	269	268	285	343	340	262
Commercial Banking	1,831	2,134	2,197	3,227	3,285	3,186	2,989	1,142
Treasury & Securities Services	3	11	12	14	14	14	14	30
Asset Management	264	263	382	299	337	498	582	172
Corporate/Private Equity (e)	88	80	73	70	60	55	53	24

TOTAL	$13,240	$14,986	$16,557	$17,656	$18,156	$19,019	$19,741	$12,714

(a)	At June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and December 31, 2008, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $9.1 billion, $8.8 billion, $9.4 billion, $9.2 billion, $8.9 billion, $10.0 billion, $9.0 billion and $3.0 billion, respectively, that are 90 or more days past due; (2) real estate owned insured by U.S. government agencies of $2.4 billion, $2.3 billion, $1.9 billion, $1.7 billion, $1.4 billion, $707 million, $579 million and $364 million, respectively; and (3) student loans insured by U.S. government agencies under the FFELP of $558 million, $615 million, $625 million, $572 million, $447 million, $581 million, $542 million and $437 million, respectively, that are 90 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

(b)	Excludes PCI loans acquired as part of the Washington Mutual transaction, which are accounted for on a pool basis. Since each pool is accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows, the past-due status of the pools, or that of the individual loans within the pools, is not meaningful. Because the Firm is recognizing interest income on each pool of loans, they are all considered to be performing. Also excludes loans held-for-sale and loans at fair value.

(c)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. For further details regarding the Firm’s application and impact of the new guidance, see note (a) on page 17.

(d)	The amounts in nonperforming represent unfunded commitments that are risk rated as nonaccrual.

(e)	Predominantly relates to retained prime mortgage loans.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions)

	QUARTERLY TRENDS						FULL YEAR
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q10	2010	2009	2008
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$29,750	$32,266	$34,161	$35,836	$38,186	$31,602	$31,602	$23,164	$9,234
Cumulative effect of change in accounting principles (a)	—	—	—	—	—	7,494	7,494	—	—
Acquired allowance resulting from the Washington Mutual transaction	—	—	—	—	—	—	—	—	2,535
Net charge-offs (a)	3,103	3,720	5,104	4,945	5,714	7,910	23,673	22,965	9,835
Provision for loan losses (a)	1,872	1,196	3,207	3,244	3,380	6,991	16,822	31,735	21,237
Other (b)	1	8	2	26	(16)	9	21	(332)	(7)

Ending balance	$28,520	$29,750	$32,266	$34,161	$35,836	$38,186	$32,266	$31,602	$23,164

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$688	$717	$873	$912	$940	$939	$939	$659	$850
Cumulative effect of change in accounting principles (a)	—	—	—	—	—	(18)	(18)	—	—
Provision for lending-related commitments	(62)	(27)	(164)	(21)	(17)	19	(183)	280	(258)
Other	—	(2)	8	(18)	(11)	—	(21)	—	67

Ending balance	$626	$688	$717	$873	$912	$940	$717	$939	$659

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank (a)	$1,178	$1,330	$1,863	$1,976	$2,149	$2,601	$1,863	$3,756	$3,444
Retail Financial Services (a)	15,479	15,554	15,554	15,106	15,106	15,154	15,554	13,734	8,177
Card Services & Auto (a)	8,921	9,940	11,933	14,077	15,570	17,078	11,933	10,714	8,433
Commercial Banking	2,614	2,577	2,552	2,661	2,686	3,007	2,552	3,025	2,826
Treasury & Securities Services	74	69	65	54	48	57	65	88	74
Asset Management	222	257	267	257	250	261	267	269	191
Corporate/Private Equity	32	23	32	30	27	28	32	16	19

Total	$28,520	$29,750	$32,266	$34,161	$35,836	$38,186	$32,266	$31,602	$23,164

(a)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon the adoption of the guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts, its Firm-administered multi-seller conduits and certain other consumer loan securitization entities, primarily mortgage-related. As a result of the consolidation, $7.5 billion of allowance for loan losses were recorded on balance sheet with the consolidation of these entities.

(b)	Other predominantly includes a reclassification in 2009 related to the issuance and retention of securities from the Chase Issuance Trust.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED PROVISION FOR CREDIT LOSSES (in millions)

	QUARTERLY TRENDS						FULL YEAR
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q10	2010	2009	2008
BY LINE OF BUSINESS
Provision for loan losses
Investment Bank	$(142)	$(409)	$(140)	$(158)	$(418)	$(477)	$(1,193)	$2,154	$2,216
Retail Financial Services	994	1,199	2,418	1,397	1,545	3,559	8,919	14,768	9,035
Card Services & Auto	944	353	710	1,787	2,391	3,688	8,576	13,201	7,327
Commercial Banking	73	51	184	192	(143)	204	437	1,314	505
Treasury & Securities Services	5	7	11	6	(8)	(31)	(22)	34	52
Asset Management	7	5	22	23	15	31	91	183	87
Corporate/Private Equity	(9)	(10)	2	(3)	(2)	17	14	81	2,015

Total provision for loan losses	$1,872	$1,196	$3,207	$3,244	$3,380	$6,991	$16,822	$31,735	$21,237

Provision for lending-related commitments
Investment Bank	$(41)	$(20)	$(131)	$16	$93	$15	$(7)	$125	$(201)
Retail Financial Services	—	—	—	—	—	—	—	(14)	(2)
Card Services & Auto	—	—	(1)	(3)	—	(2)	(6)	4	1
Commercial Banking	(19)	(4)	(32)	(26)	(92)	10	(140)	140	(41)
Treasury & Securities Services	(7)	(3)	(1)	(8)	(8)	(8)	(25)	21	30
Asset Management	5	—	1	—	(10)	4	(5)	5	(2)
Corporate/Private Equity	—	—	—	—	—	—	—	(1)	(43)

Total provision for lending-related commitments	$(62)	$(27)	$(164)	$(21)	$(17)	$19	$(183)	$280	$(258)

Provision for credit losses
Investment Bank	$(183)	$(429)	$(271)	$(142)	$(325)	$(462)	$(1,200)	$2,279	$2,015
Retail Financial Services	994	1,199	2,418	1,397	1,545	3,559	8,919	14,754	9,033
Card Services & Auto	944	353	709	1,784	2,391	3,686	8,570	13,205	7,328
Commercial Banking	54	47	152	166	(235)	214	297	1,454	464
Treasury & Securities Services	(2)	4	10	(2)	(16)	(39)	(47)	55	82
Asset Management	12	5	23	23	5	35	86	188	85
Corporate/Private Equity	(9)	(10)	2	(3)	(2)	17	14	80	1,972

Total provision for credit losses	1,810	1,169	3,043	3,223	3,363	7,010	16,639	32,015	20,979
Card Services & Auto — securitized (a)(b)	NA	NA	NA	NA	NA	NA	NA	6,443	3,612

Managed provision for credit losses (a)	$1,810	$1,169	$3,043	$3,223	$3,363	$7,010	$16,639	$38,458	$24,591

BY PORTFOLIO SEGMENT
Provision for loan losses
Wholesale	$(55)	$(359)	$77	$62	$(555)	$(257)	$(673)	$3,684	$3,536
Consumer, excluding credit card (b)	1,117	1,329	2,459	1,549	1,714	3,736	9,458	16,032	10,659
Credit card (b)	810	226	671	1,633	2,221	3,512	8,037	12,019	7,042

Total provision for loan losses	$1,872	$1,196	$3,207	$3,244	$3,380	$6,991	$16,822	$31,735	$21,237

Provision for lending-related commitments
Wholesale	$(62)	$(27)	$(163)	$(18)	$(17)	$21	$(177)	$290	$(209)
Consumer, excluding credit card (b)	—	—	(1)	(3)	—	(2)	(6)	(10)	(49)
Credit card (b)	—	—	—	—	—	—	—	—	—

Total provision for lending-related commitments	$(62)	$(27)	$(164)	$(21)	$(17)	$19	$(183)	$280	$(258)

Provision for credit losses
Wholesale	$(117)	$(386)	$(86)	$44	$(572)	$(236)	$(850)	$3,974	$3,327
Consumer, excluding credit card (b)	1,117	1,329	2,458	1,546	1,714	3,734	9,452	16,022	10,610
Credit card (b)	810	226	671	1,633	2,221	3,512	8,037	12,019	7,042

Total provision for credit losses	1,810	1,169	3,043	3,223	3,363	7,010	16,639	32,015	20,979
Credit card — securitized (a)	NA	NA	NA	NA	NA	NA	NA	6,443	3,612

Managed provision for credit losses (a)	$1,810	$1,169	$3,043	$3,223	$3,363	$7,010	$16,639	$38,458	$24,591

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are equivalent for periods beginning after January 1, 2010. For further details regarding the Firm’s application and impact of the new guidance, see note (a) on page 17.

(b)	Includes adjustments to the provision for credit losses recognized in the Corporate/Private Equity segment related to the Washington Mutual transaction in 2008.
NA: Not applicable.

JPMORGAN CHASE & CO. NON-GAAP FINANCIAL MEASURES
The following are several of the non-GAAP measures that the Firm uses for various reasons, including: (i) to allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources, (ii) to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies, and (iii) more generally, to provide a more meaningful measure of certain metrics that enables comparability with prior periods, as well as with competitors.
(a)	In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a FTE basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
Prior to January 1, 2010, the Firm’s managed-basis presentation also included certain reclassification adjustments that assumed credit card loans securitized by Card remained on the balance sheet. Effective January 1, 2010, the Firm adopted new accounting guidance that required the Firm to consolidate its Firm-sponsored credit card securitization trusts. The income, expense and credit costs associated with these securitization activities are now recorded in the Consolidated Statements of Income in the same classifications that were previously used to report such items on a managed basis. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are equivalent for periods beginning after January 1, 2010.
As noted above, the presentation in 2009 and 2008 of Card results on a managed basis assumed that credit card loans that had been securitized and sold in accordance with U.S. GAAP remained on the Consolidated Balance Sheets, and that the earnings on the securitized loans were classified in the same manner as the earnings on retained loans recorded on the Consolidated Balance Sheets. JPMorgan Chase had used this managed basis information to evaluate the credit performance and overall financial performance of the entire managed credit card portfolio. Operations were funded and decisions were made about allocating resources, such as employees and capital, based on managed financial information. In addition, the same underwriting standards and ongoing risk monitoring are used for both loans on the Consolidated Balance Sheets and securitized loans. Although securitizations result in the sale of credit card receivables to a trust, JPMorgan Chase retains the ongoing customer relationships, as the customers may continue to use their credit cards; accordingly, the customer’s credit performance affects both the securitized loans and the loans retained on the Consolidated Balance Sheets. JPMorgan Chase believed that this managed-basis information was useful to investors, as it enabled them to understand both the credit risks associated with the loans reported on the Consolidated Balance Sheets and the Firm’s retained interests in securitized loans.
(b)	The ratio for the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, Real Estate Portfolios net charge-off rates exclude the impact of PCI loans.